Virtual Currency Systems an ITEX Corporation subsidiary (OTCQB: ITEX) By Steven White, CEO March 12, 2014

Forward - Looking Statements and Solicitation Materials ITEX Corporation urges caution in considering its current trends and any outlook on earnings disclosed in this communication. In addition, certain matters discussed may constitute forward - looking statements. These forward - looking statements involve risks and uncertainties concerning our expected performance and comments within the safe harbor provisions established under The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from the results predicted and reported results should not be considered as an indication of our future performance. We believe that these potential risks and uncertainties include, without limitation: our revenue growth and success being tied to the operations of our broker network; our future revenue growth remaining uncertain; our business being subject to online security risks; unplanned system interruptions or system failures; claims and lawsuits against us that may result in adverse outcomes; increased regulation and competitive trading platforms resulting from the emergence of virtual currencies; and the effect of changes in the overall economy and in technology. Statements in this communication should be evaluated in light of these factors. These risk factors and other important factors that could affect our business and financial results are discussed in our periodic reports and filings with the Securities and Exchange Commission which are available at www.sec.gov. ITEX undertakes no duty to update or revise any forward - looking statements .

Bitcoin – the Virtual Grand Daddy • Created by “Satoshi Nakamoto” in 2009 • Peer - to - peer transactions • No central bank or clearing house • No financial regulator, not tied to any currency • Bitcoins are stored and sent through e - wallets • Exchanged or converted through online virtual currency exchanges (Coinbase, TradeHill, CoinX) • Price of Bitcoins fluctuates wildly

Why Virtual Currencies? • Low cost alternative to credit cards • Solution appealing to users without bank accounts or credit cards • New generation of consumers like alternatives • Loyalty to a cause or brand • Distrust in governments

Centralized Vs. Decentralized

Top 5 Virtual Currencies* Name Value in circulation** 1. Bitcoin $8 b 2. Ripple $1.5b 3. Auroracoin $650m 4. LiteCoin $375m 5. Peercoin $ 70m *Source: coinmarketcap.com ** As of 3/3/14

Centralized Virtual Currencies • Organization determines amount in circulation • Governments • Air miles, hotel and rental car rewards • AMZN coins, Zynga coins, Linden dollars • Barter systems • VCS supports a centralized model

ITEX - a Centralized Virtual Currency • Largest B2B Trading Community in USA & Canada* • 20,000+ merchants • Customer service provided by franchised network • Enable members to attract new customers and generate incremental sales • Members buy and sell within the Trading Community utilizing virtual currency “ITEX Dollars” • *Based on revenues and number of members

Virtual Currency Systems (VCS) • Scalable platform technology • Customer Relationship Management • Record keeping • Billing functionality (electronic and USPO) • Reporting dashboard • Transaction processing • Calculates transaction, subscription & other fees • Hosted in Cloud

Cloud Computing Began 2007

VCS Software Advantages • Cloud hosted trading platform • Ability to determine marketing model • Decades of user experience • Users are identifiable • 1099 reporting functionality • Option to convert virtual currency to cash • Immediate launch capability

About ITEX Symbol ITEX Recent Price $4.50 52 Week Range $3.40 - $5.10 Shares Outstanding 2.9 M Market Capitalization $13 M Insider Ownership 23% Revenue – 2013* $14.8M Cash Flow From Operations - 2013 $ 1.75M Dividend** (annualized) $580,000 *Fiscal Year End: July 31 **.05 per share quarterly

Balance Sheet 1/31/2014 Assets: Cash & ST Investments $ 3,394,000 Accounts receivable, net 924,000 Tax asset 4,191,000 Goodwill 3,191,000 Notes receivable (franchisees) 1,602,000 Other assets & equip. 399,000 Total Assets $13,701,000 Liabilities & Shareholder Equity: Accounts Payable $ 60,000 Commissions 1,181,000 Other liabilities 467,000 Stockholders equity 11,993,000 Total Liabilities and S/H Equity $13,701,000

Re - cap • Virtual Currencies are next great innovation • Cloud platform technology • Low overhead model • Easily scalable • Quick to market is key • Micro - virtual economies will proliferate • Huge adoption potential

Selected Quotations • “Virtual currencies may hold long term value” Ben Bernanke, former Federal Reserve Chairman • “I think the Internet is going to be one of the major forces reducing the role of government. The one thing that’s missing, but will soon be developed is a reliable e - cash.” Milton Friedman, Winner Nobel Peace Prize in Economics • “Virtual currencies promise to benefit commerce on many levels, from serving the unbanked to new financial products.” Jennifer Shasky Calvery, FinCen Director t

Thank You Virtual Currency Systems www.currsys.com 425.463.4001 or steve@currsys.com